NVIT Investor Destinations Balanced Fund
Summary Prospectus September 15, 2020

Class II / Class P

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 29, 2020 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT Investor Destinations Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.
Fees and Expenses
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus.
	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	0.83%	0.68%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$85	$265	$460	$1,025
Class P Shares	69	218	379	847
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.40% of the average value of its portfolio.
NSP-ID-BAL (9/20)
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Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and affiliated or unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”), as well as a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds or the Nationwide Contract). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, and bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Under normal circumstances, the Balanced Fund normally invests at least 25% of its net assets in underlying funds that invest in senior fixed-income securities. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 30% of its net assets in U.S. stocks, approximately 20% in international stocks and approximately 50% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, may not produce the desired results. This could cause the Fund to lose value or its results to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). To the extent that the Fund invests in the Nationwide Contract, Nationwide Life Insurance Company, an affiliate of the investment adviser, also earns money. Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
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Exchange-traded funds risk – when the Fund invests in an exchange-traded fund (“ETF”), you will indirectly bear fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETF and the level of risk arising from the investment practices of the ETF (such as the use of leverage by the ETF). The Fund has no control over the investments and related risks taken by the ETF in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase an Underlying Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing
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the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund or the Nationwide Contract, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified fund.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
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Annual Total Returns– Class II Shares
(Years Ended December 31,)
Highest Quarter:	6.93%	–	3rd qtr of 2010
Lowest Quarter:	-7.75%	–	3rd qtr of 2011
Year-to-date total return as of June 30, 2020: -2.36%
The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2019)
	1 year	5 years	10 years
Class II Shares	15.34%	5.29%	6.41%
Class P Shares	15.51%	5.46%	6.53%
Morningstar® Moderate Target Risk Index (reflects no deduction for fees or expenses)	19.04%	6.75%	7.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
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